                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):    October 28, 1999
                                                  ------------------------------


                            C-Cube Microsystems Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

         Delaware                     000-23596                   77-0192108
(State or other jurisdiction         (Commission                (IRS Employer
      of incorporation)              File Number)            Identification No.)

   1778 McCarthy Boulevard Milpitas, California                     95035
     (Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code: (408) 944-6300
                                                    ----------------------------


-------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

        On October 27, 1999, C-Cube Microsystems Inc., a Delaware corporation ("C-Cube"), entered into an Agreement and Plan of Merger and Reorganization (the "Merger Agreement") with Harmonic Inc., a Delaware corporation ("Harmonic"), pursuant to which C-Cube has agreed to merge with Harmonic (the "Merger") after the spin-off or sale of C-Cube's semiconductor business. A copy of the Merger Agreement is attached hereto as Exhibit 2.1 and incorporated herein by reference. The Merger will be effected through the issuance of .5427 of a share of common stock of Harmonic (the "Shares") in exchange for each share of common stock of C-Cube outstanding immediately prior to the consummation of the Merger. The amount of consideration was determined based upon arm's-length negotiations between C-Cube and Harmonic. Consummation of the Merger is conditioned on C-Cube either spinning off or selling its semiconductor business prior to the closing of the Merger in addition to other customary closing conditions, including applicable regulatory clearances.

        The Merger is intended to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended. The consummation of the Acquisition is subject to the satisfaction of certain conditions, including certain regulatory approvals and the approval of the stockholders of both companies.

        A copy of the press release issued by C-Cube announcing the Merger Agreement is attached hereto as Exhibit 99.1 and incorporated herein by reference.

        This document may include forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Actual results could differ materially from those projected in the forward-looking statement as a result of the risk factors set forth in the Company's Forms 10-K and 10-Q reports.


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)     Exhibits.

2.1     Agreement and Plan of Merger and Reorganization dated as of October 27,
        1999 by and between C-Cube Microsystems, Inc. and Harmonic Inc.

99.1    Press Release of C-Cube dated October 27, 1999.
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                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: October 28, 1999                    C-CUBE MICROSYSTEMS INC.



                                           /s/ Alexandre Balkanski
                                           -------------------------------------
                                           Name

                                           President and Chief Executive Officer
                                           -------------------------------------
                                           Title


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                                INDEX TO EXHIBITS


Exhibit
Number                    Description of Document
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
2.2     Agreement and Plan of Merger and Reorganization dated as of October 27,
        1999 by and between C-Cube Microsystems, Inc. and Harmonic Inc.
        (excluding exhibits).

99.1    Press Release dated October 27, 1999.
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